UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                               FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  February 17, 2005
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                   NORTIA CAPITAL PARTNERS, INC.
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       (Exact Name of Registrant as Specified in Its Charter)


                              Nevada
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           (State or Other Jurisdiction of Incorporation)


           0-26843                                 33-0967353
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   (Commission File Number)            (IRS Employer Identification No.)


 400 Hampton View Court, Alpharetta, Georgia                30004
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  (Address of Principal Executive Offices)               (Zip Code)


                           (770) 777-6795
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         (Registrant's Telephone Number, Including Area Code)


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   (Former Name or Former Address, If Changed Since Last Report)


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                    SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

    On February 17, 2005, Nortia Capital Partners, Inc., a Nevada corporation announced that its Board of Directors has approved a two-for-one stock split of its common shares. The record date for the split is February 28, 2005 and the pay date is March 3, 2005. On February 17, 2005, the Registrant provided its notice under
Section 10b-17 of the Securities Exchange Act of 1934, as amended, to NASDAQ.

    A copy of the Registrant's press release is attached hereto as
Exhibit 99.1.


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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 17, 2005           NORTIA CAPITAL PARTNERS, INC.


                                    By:  /s/ William J. Bosso
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                                       William J. Bosso
                                       Chief Executive Officer


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